UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 1, 2010
Forest City Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio	44113

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 216-621-6060
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Effective October 1, 2010, the Board of Directors of Forest City Enterprises, Inc. (the “Company”) elected Arthur F. Anton as a Class B Director to fill a vacancy on the Board of Directors. Mr. Anton will stand for re-election at the Company’s 2011 Annual Meeting of Shareholders. Mr. Anton has been appointed to serve on the Compensation and Audit Committees. He will receive the standard compensation for nonemployee directors and be eligible to participate in the Deferred Compensation Plan for Nonemployee Directors as described in the Company’s Proxy Statement dated May 3, 2010. Mr. Anton was not selected as a director pursuant to any arrangement or understanding with any other person.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.
By:	/s/ ROBERT G. O’BRIEN
	Name:	Robert G. O’Brien
	Title:	Executive Vice President and Chief Financial Officer

Date: October 1, 2010